Income Taxes (Benefit)	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes (Benefit)
Income Taxes (Benefit)

The following table summarizes earnings (loss) before income taxes (benefit) of U.S. and foreign operations (dollars in thousands):

	Period from November 4 through December 31, 2011	Period from January 1 through November 3, 2011	Year Ended December 31,
			2010	2009
	Successor	Predecessor	Predecessor	Predecessor
Domestic	$(169,372)	$167,624	$243,053	$234,436
Foreign	10,569	102,635	112,620	99,945
	(158,803)	270,259	355,673	334,381
Earnings from discontinued operations before income taxes	6,223	37,055	55,167	80,652
Earnings from continuing operations before income taxes	$(165,026)	$233,204	$300,506	$253,729

The following table summarizes the composition of income taxes (benefit) (dollars in thousands):

	Period from November 4 through December 31, 2011	Period from January 1 through November 3, 2011	Year Ended December 31,
			2010	2009
	Successor	Predecessor	Predecessor	Predecessor
Current:
Federal	$(3,060)	$78,686	$126,646	$83,234
State	1,212	15,717	26,570	21,055
International	5,114	11,757	7,589	16,513
Total current expense	3,266	106,160	160,805	120,802
Deferred:
Federal	(40,227)	(19,952)	(51,316)	(6,067)
State	(4,009)	(2,019)	(8,985)	(2,065)
International	(2,964)	(4,868)	(915)	(6,991)
Total deferred tax expense (benefit)	(47,200)	(26,839)	(61,216)	(15,123)
	(43,934)	79,321	99,589	105,679
Income tax related to discontinued operations	2,396	4,954	9,921	12,831
Income taxes (benefit) related to continuing operations	$(46,330)	$74,367	$89,668	$92,848

The reconciliation of the U.S. federal statutory rate to the consolidated effective tax rate is as follows:

	Period from November 4 through December 31, 2011 (1)	Period from January 1 through November 3, 2011	Year Ended December 31,
			2010	2009
	Successor	Predecessor	Predecessor	Predecessor
Computed "expected" tax rate	35.0%	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	1.0	3.6	3.4	3.2
Non-deductible items	(9.1)	3.2	1.2	1.0
Effect of international operations	0.3	(10.4)	(10.3)	(6.8)
Section 199 production deduction	—	(1.6)	(1.0)	(0.6)
Research and development credit	0.1	(0.6)	(0.3)	(0.4)
Other, net	0.4	0.1	—	0.2
	27.7	29.3	28.0	31.6
Change in rate related to discontinued operations	0.4	2.6	1.8	5.0
Effective tax rate related to continuing operations	28.1%	31.9%	29.8%	36.6%
_____________________

(1)
The period from November 4, 2011 through December 31, 2011 includes a loss before income tax benefit. The consolidated effective income tax rates represent adjustments to the computed “expected” income tax benefit rate for the period. Therefore, negative percentages represent reductions to the income tax benefit rate.

The tax effects of temporary differences which give rise to significant portions of the deferred tax assets and liabilities consist of the following (dollars in thousands):

	December 31, 2011	December 31, 2010
	Successor	Predecessor
Deferred Tax Assets:
Foreign tax credit	$129,320	$—
Net operating loss	109,854	—
Accounts receivable	10,252	13,353
Foreign net operating loss carry forwards	5,745	12,323
Convertible note hedge	—	35,543
Accrued liabilities	11,285	7,164
Deferred foreign tax asset	25,607	23,160
Equity-based compensation	107	24,084
Accrued interest	9,194	4,758
Loan fees	—	3,289
Unrealized foreign exchange currency	(8,983)	1,253
Inventory	(4,301)	6,616
Other	2,350	(470)
Total gross deferred tax assets	290,430	131,073
Less: valuation allowances	(18,247)	(15,335)
Net deferred tax assets	272,183	115,738
Deferred Tax Liabilities:
Intangible assets, amortizable	(537,809)	(143,718)
Intangible assets, indefinite-lived	(527,244)	—
U.S. tax on foreign earnings	(290,601)	—
Deferred state tax liability	(13,519)	(16,246)
Convertible debt instruments	—	(39,700)
Depreciation	(114,762)	(32,197)
Total gross deferred tax liabilities	(1,483,935)	(231,861)
Net deferred tax liability	(1,211,752)	(116,123)
Less: current deferred tax asset	(23,270)	(30,112)
Less: non-current deferred tax asset	(18,322)	(17,151)
Non-current deferred tax liability	$(1,253,344)	$(163,386)

The change in the balance sheet deferred tax accounts reflect deferred income tax expense, the deferred tax impact of other comprehensive income items and preliminary purchase accounting adjustments related to the Merger.

At December 31, 2011, $268.4 million of federal net operating losses, $205.8 million of state net operating losses and $26.1 million of foreign net operating losses were available for carry forward. In addition, foreign tax credits of $129.3 million relating to the anticipated tax credits that will be available when foreign earnings will be repatriated were recorded. The losses generally expire within a period of three to 20 years, with some foreign losses available indefinitely. The foreign tax credit expiration period is 10 years which will begin when the credits become realized. We have valuation allowances of $8.1 million associated with state net operating losses, $5.7 million associated with foreign loss carry forwards, and approximately $4.4 million associated with certain foreign deferred tax assets due to uncertainties regarding their realizability. The net valuation allowance increased by $2.9 million in 2011 due primarily to state operating losses. We believe that the remaining deferred income tax assets will be realized based on reversals of existing taxable temporary differences and expected repatriation of foreign earnings. Accordingly, we believe that no additional valuation allowances are necessary.

We provide tax reserves for federal, state, local and international uncertain tax positions. The development of these tax positions requires subjective, critical estimates and judgments about tax matters, potential outcomes and timing. Although the outcome of open tax examinations is uncertain, in management's opinion, adequate provisions for income taxes have been made for potential liabilities resulting from these reviews. If actual outcomes differ materially from these estimates, they could have a material impact on our financial condition and results of operations. Differences between actual results and assumptions, or changes in assumptions in future periods, are recorded in the period they become known. To the extent additional information becomes available prior to resolution, such accruals are adjusted to reflect probable outcomes.

At December 31, 2011 and 2010, we had $38.3 million and $35.6 million, respectively, of unrecognized tax benefits that were classified as long-term liabilities, of which $23.3 million and $21.8 million, respectively, would favorably impact our effective tax rate, if recognized. The reconciliation of the allowance for uncertain tax positions is as follows (dollars in thousands):

	December 31, 2011	December 31, 2010
	Successor	Predecessor
Balance at beginning of year	$28,105	$22,155
Net additions for tax positions of prior years	773	11,003
Net reductions for tax positions of prior years	(43)	(4,388)
Net additions on positions related to the current year	2,061	2,499
Settlements	(175)	(1,316)
Reductions resulting from a lapse of the applicable statute of limitation	(1,394)	(1,848)
Balance at end of year	29,327	28,105
Accrued interest and penalties	8,968	7,483
Gross unrecognized income tax benefit	$38,295	$35,588

Our continuing practice is to recognize interest and penalties related to income tax matters in income tax expense. We recognized an increase of net interest and penalties in the consolidated statement of operations of approximately $1.5 million in 2011 comprised of an increase of $1.6 million associated with ongoing accruals and a decrease of $0.1 million associated with releases. In 2010, we recognized an increase of net interest and penalties in the consolidated statement of operations of approximately $0.6 million comprised of an increase of $0.9 million associated with ongoing accruals and a decrease of $0.3 million associated with releases. Additionally, $8.9 million and $7.4 million of interest and penalties were recorded in the consolidated balance sheets as of December 31, 2011 and 2010, respectively.

We operate in multiple tax jurisdictions with varying rates, both inside and outside the United States and are routinely under audit by federal, state and foreign tax authorities. These reviews can involve complex matters that may require an extended period of time for resolution. Our U.S. federal income tax returns have been examined and primarily settled through fiscal year 2007. In addition, we have ongoing audits in various state and local jurisdictions, as well as audits in various foreign jurisdictions. In general, the tax years 2006 through 2011 remain open in the major taxing jurisdictions, with some state and foreign jurisdictions remaining open longer, as the result of net operating losses and longer statutes.

It is reasonably possible that the total amount of unrecognized tax benefits could decrease within the next twelve months by $3.0 million to $4.0 million. This decrease would result from the expiration of the statute of limitations and the completion of tax examinations in multiple jurisdictions.

The cumulative undistributed earnings of our foreign subsidiaries were approximately $764.9 million and $756.3 million at December 31, 2010, and 2009, respectively. As a result of the Merger, we determined that our foreign earnings would no longer be permanently reinvested. We have provided deferred taxes on the cumulative undistributed earnings as of the date of the Merger as an adjustment to goodwill, net of the anticipated foreign tax credit. Tax on foreign earnings subsequent to the Merger was provided for as part of income tax expense.

Income taxes paid were $3.7 million, $80.3 million, $184.3 million and $91.6 million for the period of November 4, 2011 through December 31, 2011 (Successor), the period of January 1, 2011 through November 3, 2011 (Predecessor) and the years ended December 31, 2010 and 2009 (Predecessor), respectively.